EXHIBIT 99


SUBJECT TO REVISION
STATISTICAL COLLATERAL INFORMATION DATED NOVEMBER 12, 2002

--------------------------------------------------------------------------------

              [AMERICAN BUSINESS FINANCIAL SERCVICES INC. LOGO](R)

                         ABFS MORTGAGE LOAN TRUST 2002-4
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-4

                       STATISTICAL COLLATERAL INFORMATION

                                NOVEMBER 12, 2002

--------------------------------------------------------------------------------

                        [CREDIT SUISSE FIRST BOSTON LOGO]

                                                                     [ABFS LOGO]
ABFS MORTGAGE LOAN TRUST 2002-4
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-4
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

DISCLAIMER

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


[CREDIT SUISSE FIRST BOSTON LOGO]                                              2

                                                                     [ABFS LOGO]
ABFS MORTGAGE LOAN TRUST 2002-4
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-4
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

STATISTICAL CALCULATION POOL DESCRIPTION

SUMMARY

STATISTICAL CALCULATION DATE:                    November 5, 2002
TOTAL OUTSTANDING BALANCE:                       $222,620,190.36
NUMBER OF MORTGAGE LOANS:                        2,568
AVERAGE REMAINING BALANCE:                       $86,690.11 (Range: $9,959.63 to $465,000.00)
WA COUPON RATE:                                  11.025% (Range: 6.990% to 16.990%)
ORIGINAL WEIGHTED AVERAGE TERM:                  267.49
REMAINING WEIGHTED AVERAGE TERM:                 267.41
LIEN POSITION (FIRST/SECOND):                    85.92% / 14.08%
WA ORIGINAL CLTV RATIO:                          76.59% (Range: 7.81% to 100.00%)
WA DTI RATIO:                                    41.32%
WA CREDIT SCORE:                                 572

DOCUMENTATION:                                   90.88% Full Documentation
                                                 6.66% No Documentation
                                                 2.46% Lite Documentation

LOAN PURPOSE:                                    43.52% Debt Consolidation
                                                 37.12% Cashout Home Refinance
                                                 5.73% Rate/Term Home Refinance
                                                 3.93% Home Improvement
                                                 3.66% Home Purchase
                                                 1.94% Working Capital
                                                 1.23% Business Expansion/Renovation
                                                 2.87% Other

PROPERTY TYPE:                                   71.30% Single Family Detached
                                                 11.10% 2 - 4 Family
                                                 4.28% Condominium
                                                 3.84% Planned Unit Development
                                                 2.98% Townhouse/Row/Semi-Detached
                                                 2.21% Commercial Use
                                                 2.10% Manufactured Home
                                                 1.93% Mixed Use
                                                 0.22% Greater Than 4 family
                                                 0.03% Condo Development

OWNER OCCUPANCY:                                 92.00% Owner Occupied

PREPAYMENT PENALTY:                              86.91% Yes
                                                 13.09% No

GEOGRAPHIC DISTRIBUTION (ALL STATES >= 5.00%):   20.67% New York
                                                 10.57% New Jersey
                                                 8.80% Massachusetts
                                                 8.67% Florida
                                                 7.15% Pennsylvania
                                                 6.09% Michigan
                                                 5.18% Illinois

SECTION 32 LOANS:                                None.


[CREDIT SUISSE FIRST BOSTON LOGO]                                              3

                                                                     [ABFS LOGO]
ABFS MORTGAGE LOAN TRUST 2002-4
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-4
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

                          DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCES
                                                                                        % of
                                                                                     Mortgage
                                                                                   Loan Pool by
                                                                                    Aggregate
                                                                                   Statistical
                                                       Number       Aggregate      Calculation
                                                         of          Unpaid            Date
                                                      Mortgage      Principal       Principal
Range of Original Principal Balances ($)               Loans         Balance         Balance
---------------------------------------------------   --------   ---------------   ------------
0.01 - 25,000.00                                           300     $5,945,329.01           2.67%
25,000.01 - 50,000.00                                      661     24,877,224.74          11.17
50,000.01 - 75,000.00                                      493     30,851,962.26          13.86
75,000.01 - 100,000.00                                     323     28,355,662.50          12.74
100,000.01 - 125,000.00                                    250     27,966,246.37          12.56
125,000.01 - 150,000.00                                    140     19,300,938.17           8.67
150,000.01 - 175,000.00                                    117     19,042,185.62           8.55
175,000.01 - 200,000.00                                     97     18,170,616.27           8.16
200,000.01 - 225,000.00                                     68     14,555,689.20           6.54
225,000.01 - 250,000.00                                     39      9,339,786.26           4.20
250,000.01 - 275,000.00                                     21      5,455,162.41           2.45
275,000.01 - 300,000.00                                     32      9,327,653.11           4.19
300,000.01 - 350,000.00                                     18      5,911,004.28           2.66
350,000.01 - 400,000.00                                      7      2,623,730.16           1.18
400,000.01 - 450,000.00                                      1        432,000.00           0.19
450,000.01 - 500,000.00                                      1        465,000.00           0.21
---------------------------------------------------   --------   ---------------   ------------
TOTAL:                                                   2,568   $222,620,190.36         100.00%

 Average Original Principal Balance:  $86,721.56

                           DISTRIBUTION BY CURRENT PRINCIPAL BALANCES
                                                                                        % of
                                                                                     Mortgage
                                                                                   Loan Pool by
                                                                                    Aggregate
                                                                                   Statistical
                                                       Number       Aggregate      Calculation
                                                         of          Unpaid            Date
                                                      Mortgage      Principal       Principal
Range of Current Principal Balances ($)                Loans         Balance         Balance
---------------------------------------------------   --------   ---------------   ------------
0.01 - 25,000.00                                           300     $5,945,329.01           2.67%
25,000.01 - 50,000.00                                      661     24,877,224.74          11.17
50,000.01 - 75,000.00                                      493     30,851,962.26          13.86
75,000.01 - 100,000.00                                     323     28,355,662.50          12.74
100,000.01 - 125,000.00                                    250     27,966,246.37          12.56
125,000.01 - 150,000.00                                    140     19,300,938.17           8.67
150,000.01 - 175,000.00                                    117     19,042,185.62           8.55
175,000.01 - 200,000.00                                     97     18,170,616.27           8.16
200,000.01 - 225,000.00                                     68     14,555,689.20           6.54
225,000.01 - 250,000.00                                     39      9,339,786.26           4.20
250,000.01 - 275,000.00                                     21      5,455,162.41           2.45
275,000.01 - 300,000.00                                     32      9,327,653.11           4.19
300,000.01 - 350,000.00                                     18      5,911,004.28           2.66
350,000.01 - 400,000.00                                      7      2,623,730.16           1.18
400,000.01 - 450,000.00                                      1        432,000.00           0.19
450,000.01 - 500,000.00                                      1        465,000.00           0.21
---------------------------------------------------   --------   ---------------   ------------
TOTAL:                                                   2,568   $222,620,190.36         100.00%

Average Current Principal Balance:  $86,690.11


[CREDIT SUISSE FIRST BOSTON LOGO]                                              4

                                                                     [ABFS LOGO]
ABFS MORTGAGE LOAN TRUST 2002-4
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-4
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

                     DISTRIBUTION BY ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
                                                                                        % of
                                                                                     Mortgage
                                                                                   Loan Pool by
                                                                                    Aggregate
                                                                                   Statistical
                                                       Number       Aggregate      Calculation
                                                         of          Unpaid            Date
                                                      Mortgage      Principal       Principal
Range of Original Combined Loan-to-Value Ratios (%)    Loans         Balance         Balance
---------------------------------------------------   --------   ---------------   ------------
<= 40.00                                                   143      7,991,630.38           3.59
40.01 - 50.00                                              115      7,932,737.47           3.56
50.01 - 60.00                                              153     12,306,107.16           5.53
60.01 - 70.00                                              333     29,236,560.21          13.13
70.01 - 80.00                                              745     70,437,379.86          31.64
80.01 - 90.00                                              943     90,046,383.17          40.45
90.01 - 100.00                                             136      4,669,392.11           2.10
---------------------------------------------------   --------   ---------------   ------------
TOTAL:                                                   2,568   $222,620,190.36         100.00%

Weighted Average Original Combined Loan-to-Value Ratio:  76.59%


[CREDIT SUISSE FIRST BOSTON LOGO]                                              5

                                                                     [ABFS LOGO]
ABFS MORTGAGE LOAN TRUST 2002-4
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-4
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

                        GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                                                                                        % of
                                                                                     Mortgage
                                                                                   Loan Pool by
                                                                                    Aggregate
                                                                                   Statistical
                                                       Number       Aggregate      Calculation
                                                         of          Unpaid            Date
                                                      Mortgage      Principal       Principal
State                                                  Loans         Balance         Balance
---------------------------------------------------   --------   ---------------   ------------
New York                                                   366     46,020,341.79          20.67
New Jersey                                                 249     23,529,254.20          10.57
Massachusetts                                              154     19,592,404.57           8.80
Florida                                                    261     19,293,744.05           8.67
Pennsylvania                                               239     15,916,169.83           7.15
Michigan                                                   189     13,553,154.50           6.09
Illinois                                                   152     11,525,531.47           5.18
Ohio                                                       163     10,264,004.61           4.61
North Carolina                                             109      8,926,493.49           4.01
Connecticut                                                 69      6,820,947.10           3.06
Virginia                                                    71      6,349,409.16           2.85
Indiana                                                     89      5,906,288.58           2.65
Rhode Island                                                39      4,885,468.62           2.19
South Carolina                                              55      4,212,508.26           1.89
Tennessee                                                   50      3,213,938.57           1.44
Maryland                                                    46      3,210,307.21           1.44
Minnesota                                                   31      3,126,870.55           1.40
Wisconsin                                                   40      3,078,598.98           1.38
Missouri                                                    26      2,443,046.00           1.10
Kentucky                                                    35      2,118,546.17           0.95
Georgia                                                     39      2,034,087.66           0.91
Colorado                                                     9      1,264,049.34           0.57
Kansas                                                      23      1,110,204.39           0.50
West Virginia                                               19        930,018.35           0.42
New Hampshire                                                9        867,501.84           0.39
Iowa                                                        14        822,925.12           0.37
Delaware                                                    12        806,362.72           0.36
Nebraska                                                     5        321,867.43           0.14
Maine                                                        2        264,485.51           0.12
Arizona                                                      1        140,400.00           0.06
Mississippi                                                  1         41,390.40           0.02
Vermont                                                      1         29,869.89           0.01
---------------------------------------------------   --------   ---------------   ------------
TOTAL:                                                   2,568   $222,620,190.36         100.00%


[CREDIT SUISSE FIRST BOSTON LOGO]                                              6

                                                                     [ABFS LOGO]
ABFS MORTGAGE LOAN TRUST 2002-4
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-4
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

                              DISTRIBUTION BY GROSS INTEREST RATES
                                                                                        % of
                                                                                     Mortgage
                                                                                   Loan Pool by
                                                                                    Aggregate
                                                                                   Statistical
                                                       Number       Aggregate      Calculation
                                                         of          Unpaid            Date
                                                      Mortgage      Principal       Principal
Range of Gross Interest Rates (%)                      Loans         Balance         Balance
---------------------------------------------------   --------   ---------------   ------------
6.001 - 7.000                                                1       $126,000.00           0.06%
7.001 - 8.000                                               23      4,012,912.76           1.80
8.001 - 9.000                                              126     19,787,113.99           8.89
9.001 - 10.000                                             557     59,997,447.47          26.95
10.001 - 11.000                                            550     52,004,212.46          23.36
11.001 - 12.000                                            532     40,026,592.27          17.98
12.001 - 13.000                                            421     23,907,660.09          10.74
13.001 - 14.000                                            163      6,843,050.49           3.07
14.001 - 15.000                                             16      1,189,359.14           0.53
15.001 - 16.000                                             14      1,074,612.94           0.48
16.001 - 17.000                                            165     13,651,228.75           6.13
---------------------------------------------------   --------   ---------------   ------------
TOTAL:                                                   2,568   $222,620,190.36         100.00%

Weighted Average Gross Interest Rate:  11.025%

                        DISTRIBUTION BY ORIGINAL TERM TO STATED MATURITY
                                                                                        % of
                                                                                     Mortgage
                                                                                   Loan Pool by
                                                                                    Aggregate
                                                                                   Statistical
                                                       Number       Aggregate      Calculation
                                                         of          Unpaid            Date
                                                      Mortgage      Principal       Principal
Range of Original Term (in months)                     Loans         Balance         Balance
---------------------------------------------------   --------   ---------------   ------------
1 - 60                                                      16       $619,718.72           0.28%
61 - 120                                                   131      6,491,414.95           2.92
121 - 180                                                  991     67,319,585.57          30.24
181 - 240                                                  614     50,649,647.53          22.75
241 - 300                                                   86      9,661,891.38           4.34
301 - 360                                                  730     87,877,932.21          39.47
---------------------------------------------------   --------   ---------------   ------------
TOTAL:                                                   2,568   $222,620,190.36         100.00%

Weighted Average Original Term to Stated Maturity: 267.49

                       DISTRIBUTION BY REMAINING TERM TO STATED MATURITY
                                                                                        % of
                                                                                     Mortgage
                                                                                   Loan Pool by
                                                                                    Aggregate
                                                                                   Statistical
                                                       Number       Aggregate      Calculation
                                                         of          Unpaid            Date
                                                      Mortgage      Principal       Principal
Range of Remaining Term (in months)                    Loans         Balance         Balance
---------------------------------------------------   --------   ---------------   ------------
1 - 60                                                      16       $619,718.72           0.28%
61 - 120                                                   131      6,491,414.95           2.92
121 - 180                                                  991     67,319,585.57          30.24
181 - 240                                                  614     50,649,647.53          22.75
241 - 300                                                   86      9,661,891.38           4.34
301 - 360                                                  730     87,877,932.21          39.47
---------------------------------------------------   --------   ---------------   ------------
TOTAL:                                                   2,568   $222,620,190.36         100.00%

Weighted Average Remaining Term to Stated Maturity:  267.41


[CREDIT SUISSE FIRST BOSTON LOGO]                                              7

                                                                     [ABFS LOGO]
ABFS MORTGAGE LOAN TRUST 2002-4
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-4
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

                                DISTRIBUTION BY ORIGINATION YEAR
                                                                                        % of
                                                                                     Mortgage
                                                                                   Loan Pool by
                                                                                    Aggregate
                                                                                   Statistical
                                                       Number       Aggregate      Calculation
                                                         of          Unpaid            Date
                                                      Mortgage      Principal       Principal
Origination Year                                       Loans         Balance         Balance
---------------------------------------------------   --------   ---------------   ------------
2002                                                     2,568   $222,620,190.36         100.00%
---------------------------------------------------   --------   ---------------   ------------
TOTAL:                                                   2,568   $222,620,190.36         100.00%

                                  DISTRIBUTION BY LIEN STATUS
                                                                                        % of
                                                                                     Mortgage
                                                                                   Loan Pool by
                                                                                    Aggregate
                                                                                   Statistical
                                                       Number       Aggregate      Calculation
                                                         of          Unpaid            Date
                                                      Mortgage      Principal       Principal
Lien Status                                            Loans         Balance         Balance
---------------------------------------------------   --------   ---------------   ------------
1                                                        1,828   $191,266,474.38          85.92%
2                                                          740     31,353,715.98          14.08
---------------------------------------------------   --------   ---------------   ------------
TOTAL:                                                   2,568   $222,620,190.36         100.00%

                               DISTRIBUTION BY DOCUMENTATION TYPE
                                                                                        % of
                                                                                     Mortgage
                                                                                   Loan Pool by
                                                                                    Aggregate
                                                                                   Statistical
                                                       Number       Aggregate      Calculation
                                                         of          Unpaid            Date
                                                      Mortgage      Principal       Principal
Documentation                                          Loans         Balance         Balance
---------------------------------------------------   --------   ---------------   ------------
Full                                                     2,400   $202,315,046.74          90.88%
No Documentation                                           117     14,830,065.33           6.66
Lite                                                        51      5,475,078.29           2.46
---------------------------------------------------   --------   ---------------   ------------
TOTAL:                                                   2,568   $222,620,190.36         100.00%

                                  DISTRIBUTION BY LOAN PURPOSE
                                                                                        % of
                                                                                     Mortgage
                                                                                   Loan Pool by
                                                                                    Aggregate
                                                                                   Statistical
                                                       Number       Aggregate      Calculation
                                                         of          Unpaid            Date
                                                      Mortgage      Principal       Principal
Loan Purpose                                           Loans         Balance         Balance
---------------------------------------------------   --------   ---------------   ------------
Debt Consolidation                                       1,282    $96,894,237.31          43.52%
Cashout Home Refinance                                     772     82,637,458.28          37.12
Rate/Term Home Refinance                                   123     12,750,206.38           5.73
Home Improvement                                           149      8,746,292.51           3.93
Home Purchase                                               69      8,139,650.19           3.66
Working Capital                                             68      4,325,172.71           1.94
Business Expansion/Renovation                               29      2,740,683.09           1.23
Other                                                       76      6,386,489.89           2.87
---------------------------------------------------   --------   ---------------   ------------
TOTAL:                                                   2,568   $222,620,190.36         100.00%


[CREDIT SUISSE FIRST BOSTON LOGO]                                              8

                                                                     [ABFS LOGO]
ABFS MORTGAGE LOAN TRUST 2002-4
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-4
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

                                 DISTRIBUTION BY PROPERTY TYPE
                                                                                        % of
                                                                                     Mortgage
                                                                                   Loan Pool by
                                                                                    Aggregate
                                                                                   Statistical
                                                       Number       Aggregate      Calculation
                                                         of          Unpaid            Date
                                                      Mortgage      Principal       Principal
Property Type                                          Loans         Balance         Balance
---------------------------------------------------   --------   ---------------   ------------
Single Family Detached                                   1,891   $158,733,003.90          71.30%
2 - 4 Family                                               205     24,703,743.83          11.10
Condominium                                                123      9,534,254.18           4.28
Planned Unit Development                                    88      8,554,548.33           3.84
Townhouse/Row/Semi-Detached                                108      6,632,910.24           2.98
Commercial Use                                              35      4,930,053.10           2.21
Manufactured House                                          73      4,683,870.59           2.10
Mixed Use                                                   41      4,305,406.19           1.93
Greater Than 4 Family                                        3        480,000.00           0.22
Condo Development                                            1         62,400.00           0.03
---------------------------------------------------   --------   ---------------   ------------
TOTAL:                                                   2,568   $222,620,190.36         100.00%

                                DISTRIBUTION BY OCCUPANCY STATUS
                                                                                        % of
                                                                                     Mortgage
                                                                                   Loan Pool by
                                                                                    Aggregate
                                                                                   Statistical
                                                       Number       Aggregate      Calculation
                                                         of          Unpaid            Date
                                                      Mortgage      Principal       Principal
Occupancy Status                                       Loans         Balance         Balance
---------------------------------------------------   --------   ---------------   ------------
Primary, Owner Occupied                                  2,363   $204,807,530.55          92.00%
Investment                                                 129      8,948,105.88           4.02
Business                                                    58      7,508,535.84           3.37
Second/Vacation                                             18      1,356,018.09           0.61
---------------------------------------------------   --------   ---------------   ------------
TOTAL:                                                   2,568   $222,620,190.36         100.00%

                               DISTRIBUTION BY AMORTIZATION TYPE
                                                                                        % of
                                                                                     Mortgage
                                                                                   Loan Pool by
                                                                                    Aggregate
                                                                                   Statistical
                                                       Number       Aggregate      Calculation
                                                         of          Unpaid            Date
                                                      Mortgage      Principal       Principal
Amortization Type                                      Loans         Balance         Balance
---------------------------------------------------   --------   ---------------   ------------
Balloon                                                    982    $81,239,218.93          36.49%
Fully Amortizing                                         1,586    141,380,971.43          63.51
---------------------------------------------------   --------   ---------------   ------------
TOTAL:                                                   2,568   $222,620,190.36         100.00%

                               DISTRIBUTION BY DELINQUENCY STATUS
                                                                                        % of
                                                                                     Mortgage
                                                                                   Loan Pool by
                                                                                    Aggregate
                                                                                   Statistical
                                                       Number       Aggregate      Calculation
                                                         of          Unpaid            Date
                                                      Mortgage      Principal       Principal
Number of Days Delinquent                              Loans         Balance         Balance
---------------------------------------------------   --------   ---------------   ------------
Current                                                  2,568   $222,620,190.36         100.00%
---------------------------------------------------   --------   ---------------   ------------
TOTAL:                                                   2,568   $222,620,190.36         100.00%


[CREDIT SUISSE FIRST BOSTON LOGO]                                              9

                                                                     [ABFS LOGO]
ABFS MORTGAGE LOAN TRUST 2002-4
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-4
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

                               DISTRIBUTION BY PREPAYMENT PENALTY
                                                                                        % of
                                                                                     Mortgage
                                                                                   Loan Pool by
                                                                                    Aggregate
                                                                                   Statistical
                                                       Number       Aggregate      Calculation
                                                         of          Unpaid            Date
                                                      Mortgage      Principal       Principal
Prepayment Penalty                                     Loans         Balance         Balance
---------------------------------------------------   --------   ---------------   ------------
Penalty Applies                                          2,149   $193,489,348.70          86.91%
No Penalty                                                 419     29,130,841.66          13.09
---------------------------------------------------   --------   ---------------   ------------
TOTAL:                                                   2,568   $222,620,190.36         100.00%

                            DISTRIBUTION BY PREPAYMENT PENALTY TERM
                                                                                        % of
                                                                                     Mortgage
                                                                                   Loan Pool by
                                                                                    Aggregate
                                                                                   Statistical
                                                       Number       Aggregate      Calculation
                                                         of          Unpaid            Date
                                                      Mortgage      Principal       Principal
Prepayment Penalty Term                                Loans         Balance         Balance
---------------------------------------------------   --------   ---------------   ------------
No Penalty                                                 419    $29,130,841.66          13.09%
1 - 12                                                     411     52,529,160.88          23.60
13 - 24                                                     17      1,598,527.38           0.72
25 - 36                                                  1,555    125,280,605.04          56.28
37 - 48                                                     47      4,258,952.14           1.91
49 - 60                                                    119      9,822,103.26           4.41
---------------------------------------------------   --------   ---------------   ------------
TOTAL:                                                   2,568   $222,620,190.36         100.00%

   DISTRIBUTION BY DEBT-TO-INCOME RATIOS AS OF THE DATE OF ORIGINATION OF THE MORTGAGE LOANS
                                                                                        % of
                                                                                     Mortgage
                                                                                   Loan Pool by
                                                                                    Aggregate
                                                                                   Statistical
                                                       Number       Aggregate      Calculation
                                                         of          Unpaid            Date
                                                      Mortgage      Principal       Principal
Range of Debt-to-Income Ratios (%)                     Loans         Balance         Balance
---------------------------------------------------   --------   ---------------   ------------
0.001 - 5.000                                                6       $401,294.14           0.18%
5.001 - 10.000                                              16      1,202,705.70           0.54
10.001 - 15.000                                             30      2,152,750.23           0.97
15.001 - 20.000                                             57      3,647,229.60           1.64
20.001 - 25.000                                            133      8,894,000.36           4.00
25.001 - 30.000                                            204     15,109,979.42           6.79
30.001 - 35.000                                            271     20,192,929.44           9.07
35.001 - 40.000                                            336     29,221,445.46          13.13
40.001 - 45.000                                            563     48,337,366.70          21.71
45.001 - 50.000                                            612     58,960,539.70          26.48
50.001 - 55.000                                            313     31,455,742.45          14.13
55.001 - 60.000                                             27      3,044,207.16           1.37
---------------------------------------------------   --------   ---------------   ------------
TOTAL:                                                   2,568   $222,620,190.36         100.00%

WEIGHTED AVERAGE DEBT-TO-INCOME RATIO:  41.32%


[CREDIT SUISSE FIRST BOSTON LOGO]                                             10

                                                                     [ABFS LOGO]
ABFS MORTGAGE LOAN TRUST 2002-4
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-4
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

                                 DISTRIBUTION BY CREDIT SCORES
                                                                                        % of
                                                                                     Mortgage
                                                                                   Loan Pool by
                                                                                    Aggregate
                                                                                   Statistical
                                                       Number       Aggregate      Calculation
                                                         of          Unpaid            Date
                                                      Mortgage      Principal       Principal
Range of Credit Scores                                 Loans         Balance         Balance
---------------------------------------------------   --------   ---------------   ------------
<= 400                                                      25     $1,379,560.46           0.62%
401 - 420                                                    1         24,952.96           0.01
421 - 440                                                    2         42,000.00           0.02
441 - 460                                                   14        985,309.29           0.44
461 - 480                                                   46      4,807,488.03           2.16
481 - 500                                                  130     14,134,008.11           6.35
501 - 520                                                  322     33,645,308.66          15.11
521 - 540                                                  301     28,820,549.68          12.95
541 - 560                                                  282     26,163,430.34          11.75
561 - 580                                                  266     23,661,717.94          10.63
581 - 600                                                  269     20,909,386.07           9.39
601 - 620                                                  248     19,487,910.65           8.75
621 - 640                                                  201     13,525,845.22           6.08
641 - 660                                                  183     13,214,085.33           5.94
661 - 680                                                  119      9,023,485.96           4.05
681 - 700                                                   68      5,615,802.27           2.52
701 - 720                                                   35      2,924,820.06           1.31
721 - 740                                                   26      1,642,254.90           0.74
741 - 760                                                   11      1,019,973.51           0.46
761 - 780                                                    9        754,455.29           0.34
781 - 800                                                    4        323,369.80           0.15
801 - 820                                                    4        393,617.03           0.18
821 >=                                                       2        120,858.80           0.05
---------------------------------------------------   --------   ---------------   ------------
TOTAL:                                                   2,568   $222,620,190.36         100.00%

Weighted Average Credit Score: 572


[CREDIT SUISSE FIRST BOSTON LOGO]                                             11